Exhibit 10.1

EMAK WORLDWIDE, INC.

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is dated as of May 10, 2006 and entered into by and among EMAK WORLDWIDE, INC., a Delaware corporation (“EMAK”), EQUITY MARKETING, INC., a Delaware corporation (“EMI”), SCI PROMOTION, INC., a Delaware corporation (“SCI”), POP ROCKET, INC., a Delaware corporation (“Pop Rocket”), LOGISTIX, INC., a Delaware corporation (“Logistix”), UPSHOT, INC., a Delaware corporation (“Upshot”), EMAK WORLDWIDE SERVICE CORP., a Delaware corporation (“EMAK Worldwide”), CORINTHIAN MARKETING, INC., a Delaware corporation (“Corinthian”), JOHNSON GROSSFIELD, INC., a Delaware corporation (“Johnson”) and EQUITY MARKETING HONG KONG, LTD., a Delaware corporation (“Equity Marketing” and together with EMAK, EMI, SCI, Pop Rocket, Upshot, EMAK Worldwide, Corinthian, Johnson and future Subsidiaries thereunder, collectively referred to as “Borrowers”, and individually as a “Borrower”), the financial institutions party to the Loan Agreement from time to time as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as agent for Lenders (“Agent”), and is made with reference to that certain Loan Agreement dated as of March 29, 2006, (as so amended, the “Loan Agreement”), by and among Borrowers, Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement.

RECITALS

WHEREAS, Borrowers and Lenders desire to amend the Loan Agreement as set forth below; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.	AMENDMENTS TO LOAN AGREEMENT
1.1	Amendment to Section 10.2.4. Restricted Payments

(A)         Section 10.2.4(b) is hereby amended by inserting after the phrase “and in any event not exceeding $1,000,000 in any of the first three Fiscal Quarters” the following:

“(or, in the case of the first Fiscal Quarter of 2006, $1,300,000)”.

1.2	Amendments to Section 10.1.2. Financial and Other Information

(A)         Section 10.1.2(l) is hereby amended by inserting after the phrase “no later than 20 days after the Closing Date” the following:

“(or, in the case of the property located at 8460 Bearing Drive, Indianapolis,
IN, no later than May 31, 2006)”

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(B)     Section 10.1.2(l) is further amended by inserting after the phrase “each location identified on Schedule 8.6.1” the following:

“(other than the property owned by SCI Promotion Inc. located at 4700 E. Airport Road, Ontario, CA)”

(C)     Section 10.1.2(x) is hereby amended by deleting “within 10 days of the Closing Date” and substituting “no later than May 31, 2006” therefor.

(D)     Section 10.2.23 is hereby amended by deleting “on or after April 10, 2006” and substituting “on or after June 10, 2006” therefor.

Section 2.	CONDITIONS TO EFFECTIVENESS

Section 1 of this Agreement shall become effective only upon the satisfaction of the following condition precedent (the date of satisfaction of such conditions being referred to as the “First Amendment Effective Date”):

(A)     On or before the First Amendment Effective Date, Borrowers shall deliver to Lenders (or to Agent for Lenders) executed copies of this Agreement.

Section 3.	BORROWERS’ REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Agreement and thereby amend the Loan Agreement in the manner provided herein, each Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

3.1    Corporate Power and Authority. Each Borrower has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Agreement (as so amended, the “Amended Agreement”).

3.2    Authorization of Agreements. The execution and delivery of this Agreement and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each of the Borrowers.

3.3    Binding Obligation. This Agreement and the Amended Agreement are, together, the legal, valid and binding obligation of each of the Borrowers, enforceable against it in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles, and any instrument or agreement required hereunder or by the Amended Agreement, in each case, when executed and delivered, will be similarly valid, binding and enforceable.

3.4    Incorporation of Representations and Warranties From Loan Agreement. The representations and warranties contained in Section 9 of the Loan Agreement are true, correct and complete in all material respects, except to the extent such representations

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and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

3.5    Absence of Default. No event has occurred and is continuing or will result from the consummation of this Agreement that would constitute an Event of Default or a Default.

Section 4.	MISCELLANEOUS

4.1    Reference to and Effect on the Loan Agreement and the Other Loan Documents.

(A)     On and after the First Amendment Effective Date, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement, and each reference in the other documents entered pursuant to the Loan Agreement to the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Amended Agreement.

(B)     Except as specifically amended by this Agreement, the Loan Agreement and the other documents entered pursuant to the Loan Agreement shall remain in full force and effect and are hereby ratified and confirmed.

(C)     The execution, delivery and performance of this Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under the Loan Agreement or any of the other Loan Documents.

4.2    Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

4.3    California Law. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of California, without regard to conflicts of laws principles.

4.4    Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by the Borrowers and Lenders and receipt by the Borrowers and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

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                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS: EMAK WORLDWIDE, INC. /S/ Michael Sanders By: Michael Sanders Title: Vice President, Finance Address:
6330 San Vicente Blvd. Los Angeles, CA 90048 Attn: Michael Sanders Telecopy: 323-930-8324
EQUITY MARKETING, INC. /S/ Michael Sanders By: Michael Sanders Title: Vice President, Finance Address:
6330 San Vicente Blvd. Los Angeles, CA 90048 Attn: Michael Sanders Telecopy: 323-930-8324
SCI PROMOTION, INC. /S/ Michael Sanders By: Michael Sanders Title: Vice President, Finance Address:
6330 San Vicente Blvd. Los Angeles, CA 90048 Attn: Michael Sanders Telecopy: 323-930-8324
POP ROCKET, INC. /S/ Michael Sanders By: Michael Sanders Title: Vice President, Finance Address:

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6330 San Vicente Blvd. Los Angeles, CA 90048 Attn: Michael Sanders Telecopy: 323-930-8324
LOGISTIX, INC. /S/ Michael Sanders By: Michael Sanders Title: Vice President, Finance Address:
6330 San Vicente Blvd. Los Angeles, CA 90048 Attn: Michael Sanders Telecopy: 323-930-8324
UPSHOT, INC. /S/ Michael Sanders By: Michael Sanders Title: Vice President, Finance Address:
6330 San Vicente Blvd. Los Angeles, CA 90048 Attn: Michael Sanders Telecopy: 323-930-8324
EMAK WORLDWIDE SERVICE CORP. /S/ Michael Sanders By: Michael Sanders Title: Vice President, Finance Address:
6330 San Vicente Blvd. Los Angeles, CA 90048 Attn: Michael Sanders Telecopy: 323-930-8324
CORINTHIAN MARKETING, INC. /S/ Michael Sanders By: Michael Sanders Title: Vice President, Finance Address:

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6330 San Vicente Blvd. Los Angeles, CA 90048 Attn: Michael Sanders Telecopy: 323-930-8324
JOHNSON GROSSFIELD, INC. /S/ Michael Sanders By: Michael Sanders Title: Vice President, Finance Address:
6330 San Vicente Blvd. Los Angeles, CA 90048 Attn: Michael Sanders Telecopy: 323-930-8324
EQUITY MARKETING HONG KONG, LTD. /S/ Michael Sanders By: Michael Sanders Title: Vice President, Finance Address:
6330 San Vicente Blvd. Los Angeles, CA 90048 Attn: Michael Sanders Telecopy: 323-930-8324

AGENT AND LENDERS: BANK OF AMERICA, N.A., as Agent and Lender By: /S/ Blair K. Mertens Title: Vice President Address:
55 S. Lake Ave. Suite 900 Pasadena, CA 91101 Attn: Account Executive Telecopy: 626-584-4602

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